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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              Current Report


                              March 31, 2004
            --------------------------------------------------
            (Date of Report - Date of Earliest Event Reported)


                                33-02035-A
                         ------------------------
                         (Commission File Number)


                        RAM Venture Holdings Corp.
                        --------------------------

            Florida                                   59-2508470
-------------------------------                   -------------------
(State or other jurisdiction of                     (IRS Employer
 incorporation or organization)                   Identification No.)


                      3040 East Commercial Boulevard
                      Fort Lauderdale, Florida  33308
                 ----------------------------------------
                 (Address of Principal Executive Offices)


                              (954) 772-2297
                      -------------------------------
                      (Registrant's Telephone Number)


                                   None
           ----------------------------------------------------
           (Former Name, Former Address and Former Fiscal Year,
                       if changed since last report)

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Item 5.   Other Events.
-------   -------------

     Effective as of March 31, 2004, RAM Venture Holdings Corp., a Florida corporation (the "Registrant") and American Apparel and
Accessories,   Inc.,   a  privately  held  Arkansas   corporation
("American   Apparel"),  executed  an  Agreement  and   Plan   of
Reorganization (the "Merger Agreement"), pursuant to which the Registrant will acquire one hundred percent (100%) of American Apparel's outstanding stock and stock options in exchange for shares of the Registrant's common stock or options to purchase such stock, as the case may be, on a one for one basis, following
which  American  Apparel  will  be  merged  with  and  into   the
Registrant  with the Registrant surviving (the "Merger").   Prior
to the consummation of the Merger, the Registrant will effect a 1-for-10 reverse stock split, effective April 19, 2004, for shareholders of record on the record date, April,16, 2004, in which each ten shares of the Registrant's common stock will be converted into one share of the Registrant's common stock.

     Also prior to consummation of the Merger, all of the assets and liabilities of the Registrant will be transferred to its wholly-owned subsidiary, Corrections Systems International, Inc. Subsequently, all of the capital stock of Corrections Systems International, Inc. will be distributed to the Registrant's pre-Merger shareholders, one for one with the post-reverse split shares held by each such pre-Merger shareholders of the Registrant.

     Upon closing of the Merger, the Registrant's pre-Merger shareholders will hold six percent (6%) of the issued and outstanding ownership interest in the surviving entity, and the shareholders of American Apparel will hold substantially all of the remaining ownership interests in the surviving entity. The Registrant currently anticipates closing the Merger on or around April 21, 2004.

     A copy of the Merger Agreement is attached hereto as Exhibit
2.1. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are included herein:

Exhibit   Agreement and Plan of Merger of Reorganization between


 2.1      RAM Venture Holdings Corp. and American Apparel and
          Accessories, Inc., dated as of March 31, 2004.
















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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RAM VENTURE HOLDINGS CORP.



Dated: April 7, 2004          BY: /s/Norman H. Becker
                                 --------------------------------
                                 Norman H. Becker, President







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                        INDEX TO EXHIBITS




 Exhibit        Agreement and Plan of Merger of Reorganization
   2.1          between RAM Venture Holdings Corp. and American
                Apparel and Accessories, Inc., dated as of March
                31, 2004.




























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